  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Gregory C. Bakken, President

Listed Funds Trust

c/o U.S. Bank Global Fund Services

811 E. Wisconsin Ave, 8th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-4711

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

Core Alternative ETF

ANNUAL REPORT

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Core Alternative ETF

Table of Contents

Letter to Shareholders (Unaudited)	2
Shareholder Expense Example (Unaudited)	3
Performance Overview (Unaudited)	4
Schedule of Investments	5
Schedule of Written Options	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	21
Board Consideration and Approval of Advisory Agreement (Unaudited)	22
Board of Trustees and Officers (Unaudited)	24
Supplemental Information (Unaudited)	26
Tax Information (Unaudited)	26
Privacy Policy (Unaudited)	27

Core Alternative ETF

Shareholder Letter

April 30, 2020 (Unaudited)

Dear Shareholders,

The Core Alternative ETF (“CCOR”) launched on May 23, 2017 at $25.00 per share. For the quarter ended April 30, 2020, CCOR returned 3.82%. For one-year ended April 30, 2020, CCOR posted a gain of 7.98%. Since inception, the Fund has posted a cumulative total return of 19.53%. CCOR utilizes a combination of options strategies to reduce overall volatility, in an attempt to minimize draw-downs experienced by broader equity markets. Since inception, and during the last fiscal year, the CCOR strategy has been shown to produce positive returns during sustained equity up-trends while minimizing correlations during times of equity volatility.

We believe that the S&P 500 serves as a suitable benchmark for CCOR. CCOR offers exposure to diversified US equities, with the use of options to control volatility. The table below shows the Fund (NAV) versus the S&P 500 (a) since inception of CCOR through April 30, 2020, (b) for 12-months ending April 30, 2020, and (c) for the quarter ended April 30, 2020.

Total Returns including Dividends & Income
Fund Inception 5/23/2017	CCOR	S&P 500
Annualized Return Since Inception	6.26%	8.96%
Cumulative Return Since Inception	19.53%	28.65%
12 months ended 4/30/2020	7.98%	0.86%
3 months ended 4/30/2020	3.82%	-9.26%

The Fund’s performance (NAV) as of April 30, 2020 is as follows: 7.98% (1 year), 6.26% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2020 is as follows: 7.64% (1 year), 6.11% (annualized since inception).

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 800-617-0004 (ETF INFO). The Fund’s gross expense ratio is 1.09%

Investing involves risk; Principal loss is possible. CCOR is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. ETFs are subject to commission costs each time a “buy” or “sell” is executed. Depending on the amount of trading activity, the low costs of ETFs may be outweighed by commissions and related trading costs. Shares are bought and sold at market price (closing price) not net asset value (NAV) and are not individually redeemed from the Fund. Market price returns are based on the midpoint of the bid/ask spread at 4:00 pm Eastern Time (when NAV is normally determined), and do not represent the return you would receive if you traded at other times. Buying and selling shares will result in brokerage commissions. Brokerage commissions will reduce returns. There is no guarantee that the Fund will achieve its investment goal.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Core Alternative ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (November 1, 2019 to April 30, 2020), except as noted in footnotes below.

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Annualized Expense Ratios	Expenses Paid During the Period(1)
Core Alternative ETF
Actual	$ 1,000.00	$ 1,061.60	1.09%	$5.59
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.44	1.09%	$5.47

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the six-month period).

Core Alternative ETF

Performance Overview

April 30, 2020 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 4/30/2020)

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2020
Total Returns	One Year Return	Since Commencement[1]
Core Alternative ETF—NAV	7.98%	6.26%
Core Alternative ETF—Market	7.64%	6.11%
S&P 500 Index	0.86%	8.96%

[1]	The Fund commenced operations on May 23, 2017

The Fund is the successor to the investment performance of the Cambria Core Equity ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund before the start of business on December 18, 2019. Accordingly, the performance information shown in the chart and table above for the periods prior to before the start of business on December 18, 2019 is that of the Predecessor Fund’s shares for the Fund. The Predecessor Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (NAV), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Core Alternative ETF

Schedule of Investments

April 30, 2020

	Shares	Value
COMMON STOCKS — 95.0%
Communication Services — 4.6%
Alphabet, Inc. - Class A (a)	2,207	$2,972,167
AT&T, Inc. (f)	106,680	3,250,539
		6,222,706
Consumer Discretionary — 5.2%
Genuine Parts Co. (f)	21,877	1,734,409
McDonald’s Corp. (f)	13,045	2,446,720
Starbucks Corp. (f)	36,811	2,824,508
		7,005,637
Consumer Staples— 16.5%
Altria Group, Inc. (f)	45,322	1,778,889
Diageo PLC - ADR (b)(f)	15,247	2,113,996
Dollar General Corp. (f)	18,630	3,265,839
Kimberly-Clark Corp. (f)	19,838	2,747,166
PepsiCo, Inc. (f)	24,365	3,223,246
Sysco Corp. (f)	46,402	2,611,041
The Procter & Gamble Co. (f)	26,667	3,143,239
Walmart, Inc. (f)	27,806	3,379,819
		22,263,235
Energy — 4.6%
Chevron Corp. (f)	25,053	2,304,876
Exxon Mobil Corp. (f)	62,635	2,910,649
Occidental Petroleum Corp. (f)	59,089	980,877
		6,196,402
Financials — 10.2%
Aflac, Inc. (f)	50,784	1,891,196
CME Group, Inc. (f)	10,347	1,843,939
Eaton Vance Corp. (f)	58,987	2,164,823
JPMorgan Chase & Co. (f)	25,852	2,475,587
Morgan Stanley (f)	64,841	2,556,681
U.S. Bancorp (e)(f)	40,585	1,481,352
Wells Fargo & Co. (f)	50,430	1,464,992
		13,878,570
Health Care — 15.4%
Abbott Laboratories (f)	30,856	2,841,529
Amgen, Inc. (f)	12,135	2,902,935
Anthem, Inc. (f)	8,524	2,392,943
Eli Lilly & Co. (f)	23,072	3,567,854
Johnson & Johnson (f)	26,149	3,923,396
Merck & Co., Inc. (f)	30,415	2,413,126
UnitedHealth Group, Inc. (f)	9,803	2,867,083
		20,908,866
Industrials — 10.4%
Carrier Global Corp. (a)(f)	194	3,436
Emerson Electric Co. (f)	35,005	1,996,335
L3Harris Technologies, Inc. (f)	13,684	2,650,591
Lockheed Martin Corp. (f)	7,161	2,786,059
Norfolk Southern Corp. (f)	15,264	2,611,670
Otis Worldwide Corp. (a)(f)	97	4,938
Raytheon Technologies Corp. (f)	18,268	1,183,949
Waste Management, Inc. (f)	28,116	2,812,162
		14,049,140
Information Technology — 18.9%
Accenture PLC - Class A (b)(f)	13,689	2,535,066
Apple, Inc. (f)	14,523	4,266,857
Broadridge Financial Solutions, Inc. (f)	22,578	2,619,048
Cisco Systems, Inc. (f)	60,483	2,563,270
FactSet Research Systems, Inc. (f)	9,885	2,718,375
Microsoft Corp. (f)	26,188	4,693,151
Oracle Corp. (f)	75,413	3,994,627
Paychex, Inc. (f)	30,900	2,117,268
		25,507,662
Materials — 4.3%
3M Co. (f)	16,896	2,566,841
Air Products & Chemicals, Inc. (f)	14,485	3,267,526
		5,834,367
Utilities — 4.9%
NextEra Energy, Inc. (f)	11,827	2,733,456
The Southern Co. (f)	68,227	3,870,518
		6,603,974
TOTAL COMMON STOCKS (Cost $120,407,494)		128,470,559

MONEY MARKET FUNDS — 1.6%
First American Government Obligations Fund - Class X, 0.25% (c)	2,102,592	2,102,592
TOTAL MONEY MARKET FUNDS (Cost $2,102,592)		2,102,592

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Schedule of Investments

April 30, 2020 (Continued)

	Number of Contracts (d)	Value	Notional Value
PURCHASED OPTIONS — 2.6%
PURCHASED PUT OPTIONS — 2.6%
S&P 500 Index
Expiration: May 2020, Exercise Price: $2,830	650	$2,928,250	$189,307,950
Expiration: May 2020, Exercise Price: $2,875	100	577,500	29,124,300
TOTAL PURCHASED OPTIONS (Cost $7,000,396)		3,505,750

TOTAL INVESTMENTS (Cost $129,510,482) — 99.2%		134,078,901
Other assets and liabilities, net — 0.8%		1,140,013
NET ASSETS — 100.0%		$135,218,914

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	The rate shown is the annualized seven-day yield at period end.

(d)	Each contract is equivalent to 100 shares of the underlying security.

(e)	Affiliated issuer from December 18, 2019 through March 30, 2020. See Note 11.

(f)

A portion or all of the security has been segregated as collateral for written options. At April 30, 2020, the aggregate value of these securities pledged amounted to $45,787,756, representing 33.9% of net assets.

Percentages are stated as a percent of net assets.

Core Alternative ETF

Schedule of Written Options

April 30, 2020

	Number of Contracts (a)	Value	Notional Value
WRITTEN CALL OPTIONS — (0.5)%
S&P 500 Index
Expiration: May 2020, Exercise Price: $2,900	100	$687,000	$29,124,300
TOTAL WRITTEN OPTIONS (Premiums Received $367,881)		$687,000

(a)	Each contract is equivalent to 100 shares of the underlying security.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Statement of Assets and Liabilities

April 30, 2020

Assets
Investments, at value (cost $129,510,482)	$134,078,901
Receivable for capital shares sold	1,438,630
Investment securities sold	1,270,227
Deposits at broker for options	425,255
Dividends and interest receivable	154,001
Total assets	137,367,014

Liabilities
Payable to Adviser	110,191
Investment securities purchased	1,350,909
Written options, at value (premiums received $367,881)	687,000
Total liabilities	2,148,100
Net Assets	$135,218,914

Net Assets Consists of:
Paid-in capital	$131,233,856
Total distributable earnings	3,985,058
Net Assets	$135,218,914

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,700,002
Net Asset Value, redemption price and offering price per share	$28.77

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Statement of Operations

For the Year Ended April 30, 2020

Investment Income
Dividend income (net of issuance fees of $140)	$2,552,482
Dividend income from affiliate investment	63,320
Interest Income	8,125
Total investment income	2,623,927

Expenses
Investment advisory fees	1,098,389
Interest expense	39,052
Total expenses	1,137,441
Net investment income	1,486,486

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	3,126,251
Investment in affiliate	8,825
Purchased options	11,506,443
Written options	396,924
Net realized gain (loss)	15,038,443
Net change in unrealized appreciation/depreciation on:
Investments	(4,431,097)
Investment in affiliate	(671,121)
Purchased options	(3,052,173)
Written options	(262,622)
Net change in unrealized appreciation/depreciation	(8,417,013)
Net realized and unrealized gain (loss) on investments	6,621,430
Net increase in net assets from operations	$8,107,916

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2020	Year Ended April 30, 2019
From Operations
Net investment income	$1,486,486	$1,079,018
Net realized gain on investments, purchased options and written options	15,038,443	49,677
Net change in net unrealized appreciation/depreciation on investments, purchased options and written options	(8,417,013)	6,923,742
Net increase in net assets resulting from operations	8,107,916	8,052,437

From Distributions
Distributable earnings	(1,318,718)	(1,035,981)
Total distributions	(1,318,718)	(1,035,981)

From Capital Share Transactions
Proceeds from shares sold	51,778,962	13,274,187
Cost of shares redeemed	(12,383,128)	(18,937,464)
Net increase (decrease) in net assets resulting from capital share transactions	39,395,834	(5,663,277)

Total Increase in Net Assets	46,185,032	1,353,179

Net Assets
Beginning of year	89,033,882	87,680,703
End of year	$135,218,914	$89,033,882

Changes in Shares Outstanding(1)
Shares outstanding, beginning of year	3,300,002	3,550,002
Shares sold	1,850,000	500,000
Shares redeemed	(450,000)	(750,000)
Shares outstanding, end of year	4,700,002	3,300,002

(1)	Shares of the Predecessor Fund converted into Fund shares at the start of business on December 18, 2019. See Note 8 to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended April 30, 2020	Year Ended April 30, 2019	Period Ended April 30, 2018(1)
Net Asset Value, Beginning of Period	$26.98	$24.70	$25.00

Income (Loss) from investment operations:
Net investment income(2)	0.39	0.34	0.32
Net realized and unrealized gain (loss) on investments	1.74	2.27	(0.31)
Total from investment operations	2.13	2.61	0.01

Less distributions paid:
From net investment income	(0.34)	(0.33)	(0.30)
From return of capital	—	—	(0.01)
Total distributions paid	(0.34)	(0.33)	(0.31)

Net Asset Value, End of Period	$28.77	$26.98	$24.70

Total return, at NAV(3)	7.98%	10.69%	0.01	%(4)
Total return, at Market(3)	7.64%	10.75%	-0.14	%(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$135,219	$89,034	$87,681

Ratio of expenses to average net assets(6)	1.09%	1.23%	1.21	%(5)
Ratio of net investment income to average net assets: (6)	1.42%	1.34%	1.35	%(5)
Portfolio turnover rate(7)	10%	21%	8	%(4)

(1)	The Fund commenced investment operations on May 23, 2017.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Includes broker expense of 0.00%, 0.12% and 0.10% and interest expense of 0.04%, 0.06% and 0.06%, for the periods ended April 30, 2020, April 30, 2019 and April 30, 2018, respectively.

(7)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Notes to Financial Statements

April 30, 2020

1.	ORGANIZATION

Core Alternative ETF (the “Fund”) is a diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve capital appreciation and capital preservation with a low correlation to the broader U.S. equity market. The Fund uses a combination of several strategies to produce capital appreciation while reducing risk exposure across market conditions.

The Fund is the successor in interest to Cambria Core Equity ETF, a series of Cambria ETF Trust, (the “Predecessor Fund”) pursuant to a tax-free reorganization that took place before the start of business on December 18, 2019. The Fund is the accounting and performance information successor of the Predecessor Fund. Costs incurred by the Fund in connection with the reorganization were paid by Core Alternative Capital, LLC (“Core Alternative” or the “Adviser”), the Fund’s Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Valuation

The net asset value (“NAV”) per share of the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchange. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. The premium a fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at April 30, 2020 are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks	$128,470,559	$—	$—	$128,470,559
Money Market Funds	2,102,592	—	—	2,102,592
Purchased Put Options	—	3,505,750	—	3,505,750
Total Investments - Assets	$130,573,151	$3,505,750	$—	$134,078,901
Other Financial Instruments - Liabilities:
Written Call Options	$—	$(687,000)	$—	$(687,000)

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value. The Fund distributes substantially all net investment income to shareholders in the form of dividends.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, quarterly, and distributes its net capital gains, if any, to shareholders at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of April 30, 2020, the Fund’s fiscal year end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

tax benefits. As of April 30, 2020, the Fund’s fiscal year end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the fiscal year 2020. At April 30, 2020, the Fund’s fiscal year end, the tax periods ended in 2018 and 2019 remained open to examination in the Fund’s major tax jurisdiction.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

Derivatives

The Fund may purchase and write put and call options on indices and enter into related closing transactions. All options written on indices or securities must be covered. Put and call options on indices give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund invests in derivatives in order to protect against a possible decline in the market value of the securities in its portfolio, to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future and as a means of increasing the yield on its assets. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Fund maintains minimal counterparty risk through contracts bought or sold on an exchange. As of April 30, 2020, the Fund’s derivative instruments are not subject to a master netting arrangement.

The average monthly value outstanding of purchased and written options during the year ended April 30, 2020 were as follows:

Purchased Options	$3,753,825
Written Options	$61,740

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of April 30, 2020:

Equity Risk Contracts	Asset Derivatives, Investments, at value	Liability Derivatives, Written options, at value
Purchased Options	$3,505,750	$—
Written Options	—	687,000
Total	$3,505,750	$687,000

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended April 30, 2020:

	Realized Gain (Loss)		Change In Unrealized Appreciation/Depreciation
	Purchased Options	Written Options	Purchased Options	Written Options
Equity Risk Contracts	$11,506,443	$396,924	$(3,052,173)	$(262,622)

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Core Alternative, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average daily net assets. Core Alternative has agreed to pay all expenses of the Fund except the fee paid to Core Alternative under the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

For the period May 1, 2019 to December 17, 2019, the Predecessor Fund was obligated to pay Cambria Investment Management, L.P. 1.05% of the Fund’s average daily net assets.

Distribution Agreement and 12b-1 Plan

Quasar Distributors, LLC (“Quasar” or, the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

For the period May 1, 2019 to December 17, 2019, the distributor of the Predecessor Fund was SEI Investments Distribution Co., a wholly owned subsidiary of SEI Investments and an affiliate of the Predecessor Fund’s Administrator, SEI Investments Global Fund Services.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees. For the period December 18, 2019 to March 31, 2020 the Distributor was an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian. Quasar was a subsidiary of Fund Services through March 31, 2020. Effective March 31, 2020, Foreside Financial Group acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

For the period May 1, 2019 to December 17, 2019, SEI Investments Global Fund Services served as the Fund’s Administrator pursuant to an Administration Agreement. Brown Brothers Harriman & Co. served as the Fund’s Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Through December 17, 2019 certain officers and trustees of the Predecessor Fund were officers/employees of Cambria Investment Management, L.P. or SEI Investments Global Fund Services.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by each Fund for each creation order is $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Year ended April 30, 2020	$1,318,718	$—
Year ended April 30, 2019	1,035,981	—

(1)	Ordinary income includes short-term capital gains.

At April 30, 2020, the Fund’s fiscal year end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

	Investments	Written Options	Total Portfolio
Federal Tax Cost of Investments	$126,229,724	$(687,000)	$125,542,724
Gross Tax Unrealized Appreciation	$19,245,700	$—	$19,245,700
Gross Tax Unrealized Depreciation	(11,396,523)	—	(11,396,523)
Net Tax Unrealized Appreciation (Depreciation)	7,849,177	—	7,849,177
Undistributed Ordinary Income	248,808	—	248,808
Distributable Earnings / (Accumulated Losses)	8,097,985	—	8,097,985
Other Accumulated Gain (Loss)	(4,112,927)	—	(4,112,927)
Total Distributable Earnings/ (Accumulated Losses)	$3,985,058	$—	$3,985,058

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and options contracts mark to market.

At April 30, 2020, the Fund’s fiscal year end, the Fund had short-term capital losses of $4,112,927 remaining which will be carried forward indefinitely to offset future realized capital gains.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to redemptions in-kind. For the fiscal year ended April 30, 2020, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

	Total distributable earnings	Paid-in capital
Core Alternative ETF	$(2,436,371)	$2,436,371

During the fiscal year ended April 30, 2020, the Fund realized $2,456,828 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The difference between the Fund’s realized net capital gains resulting from in-kind redemptions and the reclassified amount relates to wash sale adjustments on in-kind redemptions.

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year ended April 30, 2020 were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Core Alternative ETF	$15,987,887	$10,294,162	$48,581,863	$11,003,574

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

A complete description of principal risks is included in the prospectus under the heading ‘’Principal Investment Risks’’.

8.	AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2019, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Cambria ETF Trust, a Delaware statutory trust, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund was created to carry out the reorganization and has substantially similar investment objectives and substantially similar principal investment strategies as the Predecessor Fund. The reorganization was effective before the start of business on December 18, 2019. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund:

Predecessor Fund Net Assets		Shares Issued to Shareholders of Predecessor Fund	Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$105,581,757	(1)	3,800,002	$—	$105,581,757	Non-taxable

(1)	Includes accumulated net investment income, accumulated realized losses and unrealized appreciation in the amounts of $420,153, $(16,300,046) and $18,280,740, respectively.

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

9.	MATTERS SUBMITTED TO A SHAREHOLDER VOTE

A special meeting of shareholders of the Predecessor Fund was held on December 11, 2019, and the following matter was approved:

Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the Predecessor Fund will be transferred to the Fund, a newly formed series of Listed Funds Trust, in exchange for shares of the Fund, distributed pro rata by the Predecessor Fund to its shareholders, and the Fund’s assumption of the Predecessor Fund’s stated liabilities.

For:	2,402,877
Against:	9,410
Abstain:	2,664
Total:	2,414,951

10.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the 1940 Act. At April 30, 2020, Institutional and Family Asset Management, LLC, as a beneficial shareholder, owned approximately 45% of the outstanding shares of the Fund.

11. INVESTMENTS IN AFFILIATES

Quasar was a subsidiary of Fund Services while serving as the Fund’s distributor from December 18, 2019 through March 31, 2020. The following investment was deemed to be an affiliate for that period, but is no longer an affiliate at year-end. Details of transactions with this affiliated company, are as follows:

Issuer	U.S. Bancorp
April 30, 2019 Balance
Shares	35,753
Cost	$1,853,146
Value	$1,906,350
Gross Additions
Shares	8,267
Cost	$424,801
Gross Deductions
Shares	3,435
Cost	$178,678
Proceeds	$187,503
April 30, 2020 Balance
Shares	40,585
Cost	$2,099,269
Value	$1,481,352
Net realized gain (loss)	$8,825
Change in net unrealized appreciation/(depreciation)	$(671,121)
Dividend income	$63,320

Core Alternative ETF

Notes to Financial Statements

April 30, 2020 (Continued)

12.	SUBSEQUENT EVENTS

On June 25, 2020, the Fund paid a distribution to shareholders of record on June 24, 2020 as follows:

Ordinary Income Rate	Ordinary Income Distribution Paid
$0.14	$658,000

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Core Alternative ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Core Alternative ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Core Alternative ETF (the “Fund”), a series of Listed Funds Trust, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 26, 2020

Core Alternative ETF

Board Consideration and Approval of Advisory Agreement

(Unaudited)

At an in-person meeting held on June 18, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of an advisory agreement (the “Advisory Agreement”) between Core Alternative Capital, LLC (the “Adviser”) and the Trust, on behalf of the Core Alternative ETF (the “Fund”), in connection with the reorganization of the Cambria Core Equity ETF (the “Predecessor Fund”), a series of Cambria ETF Trust, into the Fund, a newly-created series of the Trust.

Pursuant to Section 15 of the 1940 Act, the Advisory Agreement must be approved by: (i) the vote of the Trustees or a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approval, the Board must request and evaluate, and the Adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of an investment advisory agreement.

Consistent with those responsibilities, prior to the Meeting, the Board reviewed written materials from the Adviser and, during the Meeting, representatives from the Adviser presented additional oral and written information to help the Board evaluate the Advisory Agreement. Among other things, representatives from the Adviser provided an overview of its advisory business, including information on investment personnel, financial resources, experience, investment processes, and compliance program. The representatives discussed the services to be provided by the Adviser, as well as the Fund’s proposed fees, and the operational aspects of the Fund. During the Meeting, the Board discussed the materials it received, including memoranda from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of investment advisory agreements under the 1940 Act, considered the written materials that it received before the Meeting and the oral presentations, and deliberated on the approval of the Advisory Agreement in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the proposed advisory arrangements and the Trustees’ responsibilities relating thereto. The consideration of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

At the Meeting, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser to the Fund; (ii) Fund expenses and performance; (iii) the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the overall advisory fee for the Fund would enable investors to share in the benefits of economies of scale; (v) any benefits to be derived by the Adviser from the relationship with the Fund, including any fall-out benefits enjoyed by the Adviser; and (vi) other factors the Board deemed relevant. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Adviser will have as investment adviser to the Fund, including the oversight of the activities and operations of the other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Adviser, including those individuals responsible for portfolio management, noting that the lead portfolio manager of the Predecessor Fund would continue to serve as a portfolio manager of the Fund. The Board also considered the Adviser’s operational capabilities and resources and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Core Alternative ETF

Board Consideration and Approval of Advisory Agreement

(Unaudited) (Continued)

Fund Expenses and Performance. The Board noted that the Fund had not yet commenced operations and concluded that the performance of the Fund was thus not a relevant factor in its deliberations. The Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board also reviewed information regarding the Fund’s proposed advisory fees, including advisory fees and total expense ratios of those funds that might be considered peers of the Fund, and noted that the advisory fee of the Fund would be the same as the advisory fee of the Predecessor Fund. The Board also noted that the proposed expense ratio for the Fund was above the median of the peer group, but that the Fund’s strategy appeared to be sufficiently unique to warrant a slight premium in comparison to the expense ratios of its identified peer group. Based on this review, the Board concluded that the investment advisory fees and expense ratios appeared to be competitive and otherwise satisfactory for the purposes of approving the Advisory Agreement.

Cost of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory fees, and the estimated profitability projected by the Adviser with respect to the Fund, including the methodology used to determine such profitability. The Board also reviewed information regarding the estimated break-even point for the Fund taking into consideration potential direct and ancillary revenue received by the Adviser in connection with the services to be provided to the Fund. The Board took into consideration that the advisory fee for the Fund is a “unified fee,” meaning the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers, and paying the Fund’s other expenses out of its own fee and resources.

Economies of Scale. The Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted that since the Fund had not yet launched, it was difficult to estimate whether economies of scale might be realized in the future as assets grow in size. The Board also noted, however, that any economies would, to some degree, be shared with Fund shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth.

Other Benefits to the Adviser. In addition to evaluating the services provided by the Adviser, the Board also considered the extent to which the Adviser may realize other benefits from its relationship to the Fund. While the Board acknowledged that the Adviser may experience reputational success if the Fund performs well in the future, it did not identify any other potential benefits at this time. Based on its review, the Board concluded that any ancillary benefits would not be disadvantageous to the Fund’s shareholders.

Conclusion. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees separately, unanimously: (i) concluded that the terms of the Advisory Agreement are fair and reasonable; (ii) concluded that the proposed advisory fees were fair and reasonable in light of the services to be provided; and (iii) determined that the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its future shareholders.

Core Alternative ETF

Trustees and Officers of the Trust

April 30, 2020 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at www.corealtfunds.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (Since June 2018); Executive Director of Center for Financial Markets and Policy (Since 2016); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015).	12	Independent Trustee, Procure ETF Trust II (since 2018) (2 portfolios). Independent Trustee, Horizons ETF Trust I (2015-2019) (3 portfolios).
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013).	12	Independent Trustee, Series Portfolios Trust (since 2015) (9 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008).	12	Independent Trustee, Frontier Funds, Inc. (since 2020) (8 portfolios).
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008); Manager, PricewaterhouseCoopers LLP (accounting firm) (2002–2008).	12	None.

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

Core Alternative ETF

Trustees and Officers of the Trust

April 30, 2020 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Officer, U.S. Bancorp Fund Services, LLC (since 2014).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Steve Jensen Year of birth: 1957	Chief Compliance Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011).

Core Alternative ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004, or by visiting the Fund’s website at www.corealtfunds.com

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.corealtfunds.com

TAX INFORMATION

The Fund designated 100.00% of its ordinary income distribution for the year ended April 30, 2020 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended April 30, 2020, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Fund was 0.00%.

Core Alternative ETF

Privacy Policy

April 30, 2020 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Core Alternative Capital, LLC
3930 East Jones Bridge Road, Suite 380
Peachtree Corners, Georgia 30092

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2020	FYE 04/30/2019
Audit Fees	$14,500	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2020	FYE 04/30/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 04/30/2020	FYE 04/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	7/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	7/7/2020

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	7/7/2020

*	Print the name and title of each signing officer under his or her signature.